PROSPECTUS
MAY 1, 2001

This Prospectus outlines information you should know before purchasing fund shares. You should read and retain this Prospectus for future reference.

The Securities and Exchange Commission has not approved nor disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
TABLE OF CONTENTS

2	Risk/Return Summary
Investment Objective/Goals
Principal Investment Strategies
Principal Risks of Investing
Fees and Expenses

6	Investment Objectives, Principal Investment Strategies and Related Risks
Investment Objectives
Principal Investment Strategies
Investment Philosophy and Process
Related Risks

11	Management and Organization
Investment Adviser to the Fund
Portfolio Managers of the Fund

13	Shareholder Information
Pricing of Fund Shares
Types of Accounts
Purchase of Fund Shares
Redemption of Fund Shares
Dividends and Distributions
Optional Shareholder Services

18	Financial Highlights

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE/GOALS

     Clipper Fund (the "Fund") is a non-diversified, open-end management investment company. The objective of the Fund is to provide long-term capital growth and capital preservation. This objective is fundamental to the Fund and cannot be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund seeks to achieve its objectives by concentrating investments in securities that, in the opinion of the Adviser, are significantly undervalued. Among such investments, the Fund will emphasize the purchase of common stock, convertible long-term corporate debt obligations, convertible preferred stock, and warrants that the Adviser believes are undervalued and appear to offer the potential of furthering the Fund's goal of long-term capital growth.
     The Fund may invest in special situations that the Adviser believes present opportunities for capital growth. A special situation arises, when in the opinion of the Adviser, the securities of a particular company will, within a reasonable estimated period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of markets as a whole.
     If the Adviser is unable to find investments selling at a discount to their intrinsic value, a significant portion of the Fund's assets may be invested in cash, similar investments, and bonds. In the past, the Fund has held as little as 39% of its assets in equities.

PRINCIPAL RISK OF INVESTING

     The biggest risk is that the Fund's returns may vary, and you could lose money. If you are considering investing in the Fund, remember that it is designed for long-term investors who can accept risks of investing in a concentrated portfolio of significantly undervalued securities. Common stocks tend to be more volatile than other investment choices.
     The value of the Fund's portfolio may decrease if the share price of one or more individual companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value (NAV) may also decrease, which means if you sell your shares in the Fund you would get back less money than you originally invested.
     The Fund concentrates its investments in securities of companies that are significantly undervalued relative to the long-term intrinsic value of the enterprise itself, or in special situations. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. All securities in which the Fund may invest are inherently subject to market risk, and the market value of the Fund's investments will fluctuate. Accordingly, there can be no assurance that the Fund will achieve its goal of long-term capital growth with respect to such investments because any perceived intrinsic values may never be reflected in the market price of such securities. Because the Fund from time to time may have a large cash and cash equivalent position, it may not do as well as a more fully invested Fund.
     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
     The following information illustrates how the Fund's performance has varied over time. The bar chart depicts the change in performance from year-to-year during the period indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities index market.

RETURNS

     The bar chart and table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year over a 10 year period and by showing how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future .

During the 10 year period shown in the bar chart, the highest return for a quarter was 16.2% (quarter ending September 2000) and the lowest return for a quarter was -4.8% (quarter ending March 1994)

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(for the period ending December 31, 2000)
	1 Year	5 Years	10 Years	Inception
Clipper FundSM	37.4%	20.1%	19.6%	17.5%
Morningstar Large Value*	5.5%	14.1%	15.2%	15.1%
S&P 500*	-9.1%	18.3%	17.5%	16.8%

*The S&P 500 Index is an unmanaged index of 500 companies widely recognized as representative of the equity market in general and the Morningstar Large Value Funds Index is an index of 788 managed large value mutual funds monitored by Morningstar.

**Inception Date: 2/29/84

FEES AND EXPENSES

     The Fund does not charge shareholder transaction fees. However, the following table illustrates expenses and fees that a shareholder of the Fund would incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF FUND SHARES")

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%
Other Expenses	0.09%

Total Annual Fund Operating Expenses	1.09%

Example
     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Clipper FundSM	$111	$347	$601	$1,329

     This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown.

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INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES
AND RELATED RISKS

     This section takes a closer look at the investment objectives of the Fund, the principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without shareholder approval.
     Please carefully review the "RELATED RISKS" section of this prospectus on page 8 for a discussion of risks associated with certain investment techniques.

INVESTMENT OBJECTIVES

     The Fund is a non-diversified, open-end management investment company. The objective of the Fund is to provide long-term capital growth and capital preservation. It pursues this objective by concentrating investments in securities that, in the opinion of the Adviser, are significantly undervalued. This objective is fundamental to the Fund and cannot be changed without shareholder approval. Although the Fund can invest in companies of any size, it generally invests in larger, more established companies.
     The Fund has adopted and will follow certain investment policies as set forth below, which are fundamental and may not be changed without shareholder approval. In addition to those stated here, see "OTHER INVESTMENT RESTRICTIONS" in the Statement of Additional Information, which is available upon request.

Concentration of Investments. The Fund will not invest more than 25%, at time of purchase, of its total assets in the securities of issuers in any one industry. The Fund will not invest more than 10%, at time of purchase, of its total assets in the securities of any one issuer. This restriction does not apply to investments by the Fund in securities of the U. S. Government or its agencies or instrumentalities.

Restricted and Non Readily Marketable Securities. The Fund will not invest in restricted securities, including repurchase agreements maturing in over seven (7) days and securities that do not have readily available market quotations, if such investment will cause the then aggregate value of all such securities to exceed 10% of the value of the Fund's total assets (at the time of investment, giving effect thereto).

PRINCIPAL INVESTMENT STRATEGIES

     The Fund seeks to achieve its objective by concentrating investments in securities that, in the opinion of the Adviser, are significantly undervalued. The Fund looks for companies whose current price does not reflect the long-term intrinsic value of the business enterprise itself. Among such investments, the Fund will emphasize the purchase of common stock, convertible long-term corporate debt obligations, convertible preferred stock, and warrants that the Adviser believes are undervalued and appear to offer the potential of furthering the Fund's goal of long-term capital growth. The fixed income and convertible securities may be non-rated debt and/or debt rated D, the lowest rating category by S&P and Moody's. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. Such debt obligations are rated below investment grade and are regarded as extremely speculative investments with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to deterioration of general economic conditions.

     The following is designed to help you better understand the Fund's principal investment philosophy, process and strategies.

INVESTMENT PHILOSOPHY AND PROCESS

     The Adviser will seek to meet the investment objective of the Fund by investing primarily in securities that are considered by the Adviser to have potential for long-term capital appreciation. Balance sheet strength and the ability to generate earnings and free cash flow are the major factors in appraising an investment, and some weight is given to current dividend income. Investors should understand that market risks are inherent in all securities in varying degrees. Therefore, there can be no assurance that the Adviser will be successful in meeting the investment objective of the Fund.
     As to any specific investment, the Adviser's investment approach is very research intensive and includes meeting with management, competitors and customers, and preparing detailed valuation models for each company researched. The valuation models attempt to calculate a company's intrinsic value based on private market transactions and discounted cash flow valuations. The Adviser focuses on dominant companies generating excess cash flow with good management in industries that are "out of favor" in the investment community. However, there can be no assurance that the judgement of the Adviser as to intrinsic value is correct.
     Companies are only added to the Fund when their share price trades below the Adviser's estimate of intrinsic value. Companies are sold when their share price reaches the Adviser's estimate of intrinsic value. This investment discipline is no guarantee by the Adviser against a loss of capital.
     The Adviser believes that concentrated portfolios produce superior long-term performance. The Adviser concentrates on its best investment ideas; therefore, the Fund will be more concentrated than the average equity fund. The Fund is defined as a "non-diversified" mutual fund. The Fund generally contains 15 to 35 stocks; however, it may contain fewer than 15 stocks or more than 35 stocks if considered prudent by the Adviser. These positions are generally held for extended periods of time.

Trading. The Adviser uses a disciplined trading strategy for purchasing and selling securities for the Fund. Price limits for purchasing and selling securities are established by the Adviser. These price limits are determined through reference to the intrinsic value of a security as estimated by the Adviser. Brokerage commissions are, on average, limited to five cents per share or less on any transaction.

Special Situations. The Fund may invest in special situations that the Adviser believes present opportunities for capital growth. A special situation arises, when in the opinion of the Adviser, the securities of a particular company will, within a reasonable estimated period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of markets as a whole.

Foreign Securities. The Fund reserves the right to invest in foreign securities and may only purchase foreign securities that are listed on a principal foreign securities exchange or over-the-counter market, or are represented by American Depositary Receipts (ADR's) listed on a domestic securities exchange, or traded in the United States over-the-counter market. A small investment in foreign securities can have a large impact on investment performance. The Fund will not hold foreign currency as an investment or invest in foreign currency contracts.

Diversification of Investments. The Fund is a "non-diversified" Fund and as such is not required to meet the diversification requirements under the Investment Company Act of 1940, as amended. The Fund nevertheless intends to comply with the diversification standards applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended ("the Code").

Cash Positions. If the Adviser is unable to find investments selling at a discount to their intrinsic value or believes that market conditions are unfavorable for profitable investing, a significant portion of the Fund's assets may be invested in cash or similar investments. In other words, the Fund does not always stay fully invested in stocks or bonds.
     When the Fund's investments in cash or similar investments increase, the Fund may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

Other Types of Investments. The Fund may also invest to a lesser degree in other types of securities and may include:

debt securities;
high-yield/high-risk securities (junk bonds)
(up to 25% of the Fund's assets);
and/or securities of an issuer in default, including fixed income and convertible securities (within the same asset limitation).

RELATED RISKS

     Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks held might decrease in response to activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be affected by risks specific to certain types of investments, such as foreign securities.
     The biggest risk is that the Fund's returns may vary, and you could lose money. If you are considering investing in the Fund, remember that it is designed for long-term investors who can accept risks of investing in a concentrated portfolio of significantly undervalued securities. Common stocks tend to be more volatile than other investment choices.
     The value of the Fund's portfolio may decrease if the share price of one or more individual companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value (NAV) may also decrease, which means if you sell your shares in the Fund you would get back less money.
     The Fund concentrates its investments in securities of companies that are significantly undervalued relative to the long-term intrinsic value of the enterprise itself, or in special situations. Because of this, companies in the Fund's portfolio may share common characteristics and react similarly to market developments. All securities in which the Fund may invest are inherently subject to market risk, and the market value of the Fund's investments will fluctuate. Accordingly, there can be no assurance that the Fund will achieve its goal of long-term capital growth with respect to such investments because any perceived intrinsic values may never be reflected in the market price of such securities.

     The following is designed to help you better understand some of the risks of investing in the Fund.

Investments in Smaller or Newer Companies. The Fund may invest in smaller or newer companies, which may suffer more significant losses as well as realize more substantial growth than larger more established issuers because these smaller or newer companies may lack depth in management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger, more established issuers, and may be subject to wide price fluctuations. Investment in such companies tends to be more volatile and speculative.

Diversification. Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. The Fund is a "non-diversified" Fund. A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a non-diversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of the Fund.

Industry. Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund may at times have significant exposure to companies in a single industry.

Foreign Securities. Investors should recognize that investments in foreign companies involve certain considerations that are not typically associated with investing in domestic companies. An investment in a foreign security may be affected by changes in the following:

Currency Rates. As long as the Fund invests in a foreign security, its value may be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, the security's value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risks. Accordingly, the Fund will not hold foreign currency as an investment or invest in foreign currency contracts.

Political and Economic. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have unstable governments, immature economic structures, and national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

Regulatory. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

Market. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

Transaction Cost. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

High-Yield/High-Risk Securities. High-yield/high-risk securities (or junk bonds) are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality securities generally is more dependent on credit risks, or the ability of the issuer to meet interest and principal payments, than investment grade debt securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

Portfolio Volatility. The Fund seeks to provide a lower level of volatility than the stock market, as measured by the S&P 500 Index. The lower volatility sought by the Fund is expected to result from investments in dividend-paying common stocks and other equity securities characterized by relatively greater price stability. The greater price stability sought may be characteristic of companies that generate above average free cash flows. A company may use free cash flows for a number of purposes including commencing or increasing dividend payments, repurchasing its own stock or retiring outstanding debt. The Fund also considers growth potential in selecting securities and may hold securities selected solely for their growth potential.

Reducing Risk. The Fund attempts to reduce risk principally through diligent research into the operational and financial risks of the companies whose stock it holds. A significant discount from intrinsic value is required before purchasing a stock to achieve a margin of safety. The Fund also will employ significant positions in cash or bonds when stocks appear to be overvalued. There is no assurance these attempts to reduce risk to the portfolio will be successful.

MANAGEMENT AND ORGANIZATION
INVESTMENT ADVISER TO THE FUND

     Pacific Financial Research, Inc., ("PFR") (the "Adviser"), a Massachusetts corporation, is located at 9601 Wilshire Boulevard, Suite 800, Beverly Hills, California 90210. The Adviser is a wholly owned subsidiary of United Asset Management Corporation ("UAM") and has been providing investment management services to corporations, pension funds, endowments, foundations, individuals and institutions since 1981. On September 26, 2000, UAM became a wholly owned subsidiary of Old Mutual plc, a United Kingdom based financial services group with substantial asset management, insurance and banking businesses. As of January 31, 2001 the Adviser had over $7.3 billion in assets under management. Under an investment advisory agreement with the Fund, the Adviser manages the investment and reinvestment of the assets of the Fund. The Adviser must adhere to the stated investment objectives and policies of the Fund, and is subject to the control and supervision of the Fund's Board of Directors.

INVESTMENT ADVISER'S FEE

     For its services the Adviser receives from the Fund a management fee equal to 1% per annum of the Fund's average daily net asset values. Such fee is higher than that charged by most other investment management companies. The management fee is accrued daily in computing the net asset value of a share for the purpose of determining the offering and redemption price per share, and is paid to the Adviser at the end of each month.

PORTFOLIO MANAGERS OF THE FUND

James Gipson
Jim received his B.A. and M.A. degrees in Economics with honors from the University of California, Los Angeles, and his M.B.A. degree with honors from Harvard Business School. He authored Winning the Investment Game: A Guide for All Seasons. He founded PFR in 1980, and he currently serves as President and Chairman of the Fund and is a principal of PFR.

Michael Sandler
Michael received his B.B.A. with distinction, M.B.A. and J.D. degrees from the University of Iowa. He joined PFR as an analyst in 1984, and he currently serves as Vice President of the Fund and is a Vice President and a principal of PFR.

Bruce Veaco, CPA
Bruce graduated summa cum laude from the University of California, Los Angeles with a B.A. degree in economics. Bruce received his M.B.A. degree from Harvard Business School before joining PFR as an analyst in 1986. He currently serves as Vice President and a principal of PFR.

Douglas Grey
Doug received his B.E. cum laude in Mechanical/Materials Engineering and Economics from Vanderbilt University, and his M.B.A. from the University of Chicago. Doug joined PFR as an analyst in 1986. He currently serves as Vice President and a principal of PFR.

Peter Quinn
Peter received his B.S. degree in Finance from Boston College and his M.B.A. degree from the Peter F. Drucker School of Management. He joined PFR as Research Associate in 1987. He currently serves as Vice President and a principal of PFR.

SHAREHOLDER INFORMATION

     This section will help you become familiar with the different types of accounts you can establish with the Clipper FundSM . It also explains in detail the services and features you can establish on your account, as well as account fees and policies that may apply to your account. Account policies (including fees), services and features may be modified or discontinued without shareholder approval or prior notice.

PRICING OF FUND SHARES

     All purchases and redemption's will be processed at the NAV next calculated after your request is received and accepted by the Fund's Transfer and Servicing Agent, National Financial Data Services ("NFDS"). The Fund's NAV is calculated at the close of the regular trading session of the ("NYSE") (normally 4:00 p.m. Eastern time) each day that the NYSE is open. The NAV of Fund shares is not determined on days that the NYSE is closed (generally New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas). In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. Securities are valued at market value, or, if market quotation is not readily available, at their fair value determined in good faith under procedures established by the Board of Directors. Short term instruments maturing within 60 days are valued at amortized cost, which approximate market value. See the Statement of Additional Information for more detailed information.

TYPES OF ACCOUNTS

REGULAR
Individual or Joint Ownership: One person owns an individual account. Two or more individuals own a joint account.

A Gift or Transfer to Minor (UGMA/UTMA):
An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA/UTMA account, you must include the minor's Social Security number on the application.

Trust: An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

Business Accounts: Corporations or Partnerships may also open an account. An authorized officer of the corporation or a general partner of the partnership must sign the application.

RETIREMENT
Traditional or Roth IRA: Retirement plans protect investment income and capital gains from current taxes. Contributions to these accounts may be tax deductible. Retirement accounts require special applications. Please refer to the Fund's Information Kit on IRA's.

Simplified Employee Pension Plan (SEP):
This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any other eligible employee(s). Please refer to the Fund's Information Kit on IRA's.

MINIMUM INVESTMENTS

	Initial	Additional
Regular	$ 5,000	$ 1,000
IRA's	$ 2,000	$ 200

PURCHASE OF FUND SHARES

TO BUY SHARES
     Shares of the Fund are offered, without charge, at the NAV per share next determined after an order is received by the Fund. The minimum initial investment is $5,000; subsequent investments are $1,000. The minimum initial investment for all types of IRA accounts is $2,000; subsequent investments are $200. The officers of the Fund may permit exceptions.
     Shares of the Fund may be purchased by customers of brokers-dealers or other financial intermediaries ("Service Agents") who have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Fund shares and may charge transaction or other account fees. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Service Agents may receive compensation from the Fund for shareholder recordkeeping and similar services.
     Certain Service Agents may enter into agreements with the Fund that permit them to confirm orders for their customers by phone with payment to follow in accordance with the Transfer Agent's procedures. If the Transfer Agent does not receive payment, the transaction may be cancelled and the Service Agent could be held liable for resulting fees or losses.

PAYING FOR SHARES

     When buying shares of the Fund, your request will be processed at the next NAV calculated after your order is received and accepted at the Transfer Agent.

     Cash, Credit Cards, and Third Party checks will not be accepted. Purchases must be in U.S. dollars. Checks must be drawn on U.S. banks and be made payable to the Clipper Fund, Inc.

By Mail: Complete and sign an Account Application and mail it together with a check made payable to "Clipper Fund, Inc." to:

Clipper Fund, Inc.
c/o National Financial Data Services, Inc.
P.O. Box 219152
Kansas City, MO 64121-9152

Or via overnight:
330 W 9th Street, 4th Floor
Kansas City, MO 64105

By Wire: Purchases may also be made by wiring money from your bank account to your Clipper Fund, Inc. account. Call 1 (800) 432-2504 to receive wiring instructions.

Additional Purchase Information: Investments received by the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right to suspend the offering of shares of the Fund or to reject purchase orders when, in the judgement of management, such suspension or rejection is in the best interest of the Fund. The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases can be disruptive to efficient Fund management and, consequently, can be detrimental to the Fund's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any purchase request with respect to such investor's account.
     Purchases of shares will be made in full and fractional shares of the Fund calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will only be issued upon written request from the shareholder.

REDEMPTION OF FUND SHARES

     You may redeem shares at any time. If shares are held in certificate form, the certificate must be returned in order to redeem. When selling shares of the Fund, your request will be processed at the next NAV calculated after your order is received and accepted at the Transfer Agent.

By Mail: Send requests to sell shares directly to the Transfer Agent. Requests to redeem shares must include:

(a)	share certificates, if issued;

(b)	a letter of instruction specifying the number of shares or dollar amounts to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

(c)	a signature guarantee (see "Signature Guarantees");

(d)	any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodians, corporations, pension and profit sharing plans and other organizations.

By Telephone: To sell shares by telephone the following is required:

(a)	pre-establishment of the telephone redemption privilege and wiring instructions (if applicable) by completing the appropriate section of the Account Application;

(b)	call the Fund's Transfer Agent at (800) 432-2504 by the close of the regular trading session of the New York Stock Exchange ("NYSE") normally 4:00 PM Eastern time.

     The Transfer Agent will employ reasonable procedures to confirm that instructions received by telephone are valid. The Fund and the Transfer Agent will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.
Please note that the telephone redemption privilege cannot be set up on IRA accounts.

Additional Redemption Information: Redemption proceeds may be delayed up to fifteen (15) days after their purchase, pending verification that the check has cleared. Payment will normally be made on the next business day after redemption, but no later than SEVEN (7) days after the transaction. The Transfer Agent will wire redemption proceeds only to the pre-established bank account. During periods of significant economic or market changes, telephone redemptions may be difficult to implement. If an investor is unable to contact the Transfer Agent by telephone at (800) 432-2504, the redemption request may be delivered to the Transfer Agent at the address referenced on page 14 of this Prospectus.
     The Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of Fund securities received in payment of redemptions.
     An account may be closed after 60-days' written notice if the account value falls below the minimum initial investment. You may purchase shares to bring your account balance above the minimum during the 60-day grace period. The right of redemption by the Fund will not apply if the value of your account drops below the minimum initial investment because of market performance.

Signature Guarantees: Signature guarantees are required for the following redemptions:

(a)	All written redemptions.

(b)	All redemptions where the proceeds are to be sent to someplace or someone other than the registered owner's address.

(c)	All redemptions that are to be sent via federal wire to a bank other than your bank of record.

Signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges, registered securities exchanges, registered securities associations or clearing agencies. Notary publics cannot provide signature guarantees.

DIVIDENDS AND DISTRIBUTIONS

     The Fund will normally distribute substantially all of its net investment income and any realized net capital gains, on an annual basis. These distributions may be taxed as ordinary income or capital gains. All dividends and capital gains distributions will automatically be reinvested in additional shares unless the Fund is notified that the shareholder elects to receive the distributions in cash. Reinvested distributions receive the same tax treatment as those paid in cash.

Social Security Number/Taxpayer Identification Number: To avoid a 31% backup withholding on dividends, distributions and redemption proceeds, individuals and other non-exempt shareholders must certify their taxpayer identification number on the application. If you are subject to backup withholding or you do not certify your TIN the IRS requires the Fund to withhold 31% of any redemption proceeds and any dividends paid.

OPTIONAL SHAREHOLDER SERVICES

Automatic Investment Plan ("AIP"): Shareholders may choose to participate in the Fund's Automatic Investment Plan. Once the minimum initial investments have been made, ($5,000 Regular; $2,000 IRA) the shareholder may elect to purchase shares automatically ($150 minimum monthly investment) at regular intervals. To establish the AIP, a shareholder must complete the corresponding section on the account application. A shareholder may cancel his/her participation or change the amount of purchase at any time by calling the Transfer Agent at (800) 432-2504 or by written notification. The Fund may modify or terminate this option at any time, or may charge a service fee.

Systematic Withdrawal Plan ("SWP"): Shareholders with a balance of $10,000 may choose to participate in the Fund's Systematic Withdrawal Plan. This option allows you to make regular automatic withdrawals from your account. Withdrawals are processed on the 10th day of each month. To establish the SWP, a shareholder must complete the corresponding section on the account application. A shareholder may cancel his/her participation or change the amount of withdrawal at any time by calling the Transfer Agent at (800) 432-2504 or by written notification. The Fund may modify or terminate this option at any time, or may charge a service fee.

Statements and Reports: Confirmation statements are sent from the Transfer Agent after each transaction effecting your share balance and/or account registration. An annual statement is sent detailing any dividends or distributions. The Fund also sends a quarterly report detailing a list of the Fund's portfolio holdings.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, are included in the Annual Report to Shareholders, which is available upon request.
		Year Ended December 31,
	2000	1999	1998	1997	1996
Per Share Data:
Net asset value,
beginning of year	$ 65.28	$ 75.37	$ 76.86	$ 67.57	$ 60.74
Income (loss) from investment operations:
Net investment income	1.83	2.27	1.64	1.36	0.83
Net realized and unrealized
gain (loss) on investments	22.40	(3.96)	11.36	19.12	11.10
Total income (loss) from
investment operations	24.23	(1.69)	13.00	20.48	11.93
Less distributions:
Dividends from net
investment income	(1.86)	(2.25)	(1.63)	(1.36)	(0.83)
Distributions of
Return of capital	(0.02)	-	-	-	-
Distributions from net
realized gain on investments	(8.38)	(6.15)	(12.86)	(9.83)	(4.27)
Net asset value, end of year	$ 79.25	$ 65.28	$ 75.37	$ 76.88	$ 67.57

Total return	37.4%	(2.0%)	19.2%	30.2%	19.4%

Ratios and Supplemental Data:
Net assets ($000's), end of period	$1,366,376	$960,722	$1,232,319	$824,083	$542,753
Ratio of expenses
to average net assets	1.09%	1.10%	1.06%	1.08%	1.08%
Ratio of net investment income
to average net assets	2.88%	2.54%	2.13%	1.84%	1.32%
Portfolio turnover rate	46%	63%	65%	31%	24%
Number of shares outstanding
at end of period (000's)	17,241	14,716	16,350	10,721	8,033

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CLIPPER FUNDSM
9601 Wilshire Boulevard, Suite 800
Beverly Hills, California 90210
Telephone (800) 776-5033
Shareholder Services
& Audio Response (800) 432-2504
Internet: http://www.clipperfund.com
E-mail: postmaster@clipperfund.com

You can request other information about the Fund including a Statement of Additional Information; Annual and Semi-Annual Report, free of charge, by contacting the Clipper FundSM at 800-776-5033. The Fund's annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

PROSPECTUS MAY 1, 2001

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Also, information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. The Fund's reports and other information are available on the Edgar Database on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of only a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-6009

Investment Company File No. 811-3931

CF PROS 0501